Supplemental Financial Information (NASDAQ: TRIP) Exhibit 99.1

Introduction
As previously disclosed, following the close of trading on the Nasdaq Stock Market on
December 20, 2011, Expedia, Inc. (“Expedia”), a Delaware corporation, completed the spin-off
(the “Spin-Off”) of TripAdvisor, Inc., a Delaware corporation (“TripAdvisor”) to Expedia stockholders. TripAdvisor consists of the domestic and international operations previously associated with Expedia’s TripAdvisor Media Group and is now a separately traded public company, trading under the symbol “TRIP” on The Nasdaq Global Select Market.
The supplemental historical financial information that follows presents certain historical financial metrics for TripAdvisor as a standalone public company for the fiscal years ended 2008, 2009,
2010 and the interim periods of 2010 and 2011 through September 30, 2011.  Information contained in this document should be read in conjunction with, and as a supplement to, the information contained in the Registration Statement on Form S-4 (File No. 333-175828-1), as was
declared effective by the Securities and Exchange Commission (“SEC”) on November 1, 2011,
including, but not limited to “Management’s Discussion and Analysis of Results of Operations
and Financial Condition”, “Risk Factors” and the financial statements and notes thereto.
TripAdvisor makes reference to non-GAAP financial measures, and includes information regarding such measures, in the supplemental historical financial information.  Reconciliations to GAAP measures of non-GAAP measures set forth in this presentation are included in the
Appendices. These measures are intended to supplement, not substitute for, comparable
GAAP measures. Investors are urged to consider carefully the comparable GAAP measures and reconciliations.
Trademarks and logos are the property of their respective owners.
© 2012 TripAdvisor, Inc. All rights reserved.

Historical Financial Information – TripAdvisor Standalone
(in thousands) FY 2008 FY 2009 Q1 Q2 Q3 Q4 FY 2010 Q1 Q2 Q3
Revenue 200,578 $       212,375 $       71,501 $          82,422 $    89,761 $    69,841 $  313,525 $     95,278 $   110,043 $  120,384 $
Related-party revenue from Expedia 97,668 139,714 42,081 42,987 49,558 36,484 171,110 53,944 59,199 60,417
Total Revenue 298,246 352,089 113,582 125,409 139,319 106,325 484,635 149,222 169,242 180,801
year-over-year growth 18% 38% 31% 35% 30%
GAAP  Cost of Revenue 2,414 4,569 1,547 1,735 2,056 2,007 7,345 2,231 2,735 3,227
% of total revenue 1% 1% 1% 1% 1% 2% 2% 1% 2% 2%
GAAP  Selling and marketing 98,291 105,679 30,921 31,392 42,446 35,711 140,470 44,195 52,685 60,349
Stock based compensation
1,669 1,885 655 434 506 506 2,101 805 589 568
Non-GAAP  Selling and marketing 96,622 103,794 30,266 30,958 41,940 35,205 138,369 43,390 52,096 59,781
% of total revenue 32% 29% 27% 25% 30% 33% 29% 29% 31% 33%
GAAP Technology and content 30,240 37,074 11,572 13,015 13,535 15,545 53,667 16,379 17,058 18,406
Depreciation 4,193 7,743 2,134 2,446 2,737 3,034 10,351 3,290 3,679 3,658
Stock based compensation 2,784 2,276 777 601 641 642 2,661 888 639 750
Non-GAAP Technology and content 23,263 27,055 8,661 9,968 10,157 11,869 40,655 12,201 12,740 13,998
% of total revenue 8% 8% 8% 8% 7% 11% 8% 8% 8% 8%
GAAP  General and adminstrative 22,937 15,873 4,732 8,851 10,130 10,631 34,344 9,006 8,779 10,166
Related-party shared services fee
(1)
8,320 6,910 1,975 1,975 1,975 1,975 7,900 1,980 1,980 1,980
Depreciation 829 1,587 455 643 688 734 2,520 812 835 972
Stock based compensation
1,107 1,744 735 519 583 584 2,421 781 740 719
Non-GAAP  General and adminstrative 29,321 19,452 5,517 9,664 10,834 11,288 37,303 9,393 9,184 10,455
% of total revenue 10% 6% 5% 8% 8% 11% 8% 6% 5% 6%
Amortization of Intangibles 11,161 13,806 3,378 2,864 2,577 5,790 14,609 2,117 1,132 2,394
% of total revenue 4% 4% 3% 2% 2% 5% 3% 1% 1% 1%
Other operating expense (Spin-off costs) - - - - - - - - 1,054 2,211
Total costs and expenses 173,363 183,911 54,125 59,832 72,719 71,659 258,335 75,908 85,423 98,733
GAAP Operating income 124,883 168,178 59,457 65,577 66,600 34,666 226,300 73,314 83,819 82,068
Other income (expense):
Related-party interest income (expense), net (4,035) (978) (78) (70) (56) (37) (241) 98 217 212
Other, net (1,738) (660) (1,315) (1,359) 1,634 (604) (1,644) 965 457 (2,802)
Total other income (expense), net (5,773) (1,638) (1,393) (1,429) 1,578 (641) (1,885) 1,063 674 (2,590)
Income before income taxes 119,110 166,540 58,064 64,148 68,178 34,025 224,415 74,377 84,493 79,478
Provision for income taxes 46,788 64,325 20,650 24,073 25,239 15,499 85,461 27,006 30,383 25,185
GAAP Net income 72,322 102,215 37,414 40,075 42,939 18,526 138,954 47,371 54,110 54,293
GAAP Net (income) loss attributable to noncontrolling interests 49 212 (41) (13) (27) (97) (178) (93) (46) 21
GAAP Net income attributable to TripAdvisor, Inc 72,371 102,427 37,373 40,062 42,912 18,429 138,776 47,278 54,064 54,314
OIBA
(2)
141,604 187,889 65,002 69,995 70,907 42,188 248,092 77,905 87,973 88,709
Adjusted EBITDA
(3)
146,626 197,219 67,591 73,084 74,332 45,956 260,963 82,007 92,487 93,339
% of total revenue 49% 56% 60% 58% 53% 43% 54% 55% 55% 52%
year-over-year growth 35% 32% 21% 27% 26%
Cash flow from operations 110,726 125,738 46,566 44,232 57,395 48,722 196,915 53,316 60,555 77,854
Capital Expenditures
(4)
17,871 13,873 4,053 5,532 4,398 4,830 18,813 4,993 5,431 5,604
2011 2010
33% 39% 44% 35%

(1) General and Administrative expense includes related-party shared services fee previously reported as a separate line item in our combined statement of operations on our Form S-4 filed on November 1, 2011.
(2) Our primary operating metric prior to the Spin-Off for evaluating operating performance was Operating Income Before
Amortization (“OIBA”), as reported on our Form S-4 filed on November 1, 2011. OIBA is defined as Operating income plus: (1) amortization of intangible assets and any related impairment; (2) stock-based compensation expense; and (3)
non-recurring expenses incurred to effect the Spin-Off during the nine months ended September 30, 2011. This operating metric is no longer being used by our management to measure operating performance and is only being shown above to illustrate the financial impact as we convert to a new operating metric post Spin-Off.
(3) Adjusted EBITDA is defined as operating income plus: (1) depreciation of property and equipment, including internal use software and website development;  (2) amortization of intangible assets; (3) stock-based compensation; and (4)
non-recurring expenses incurred to effect the Spin-Off during the nine months ended September 30, 2011.
(4) Includes internal-use software and website development.

Revenue Information

2010
(in millions) FY 2008 FY 2009 Q1 Q2 Q3 Q4 FY 2010 Q1 Q2 Q3
Revenue by geographic region
United States
245 $                   247 $                   75 $                         80 $                80 $                63 $                  298 $                   85 $                  94 $                  97 $
United Kingdom 23 42 16 16 23 15 70 $                     25 27 28
All other countries
30 63 23 29 37 28 117 $                   39 48 56
Total Revenue 298 $                   352 $                   114 $                       125 $              140 $              106 $               485 $                   149 $               169 $               181 $
Revenue by product
Click-based advertising 258 $                   302 $                   88 $                         100 $              115 $              81 $                  384 120 $               134 $               146 $
Display-based advertising
39 49 16 19 19 18 72 19 23 21
Subscription and other 1 1 10 6 6 7 29 10 12 14
Total Revenue
298 $                   352 $                   114 $                       125 $              140 $              106 $               485 $                   149 $               169 $               181 $
2010 2011

APPENDIX 5

Appendix A: Non-GAAP / GAAP Reconciliations
Definitions of Non-GAAP Measures
TripAdvisor, Inc. reports Adjusted EBITDA, which is a supplemental measure to GAAP and is defined by the SEC as a non-GAAP financial measure. This measure is the primary metric by which management evaluates the performance of the business and on which internal budgets are based. Management believes that investors should have access to the same set of tools that management uses to analyze our results. This non-GAAP measure should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP. We endeavor to compensate for the limitation of the non-GAAP measures presented by also providing the most directly comparable GAAP measures and descriptions of the reconciling items and adjustments to derive the non-GAAP measures. Our primary non-GAAP financial measure used by management prior to the Spin-Off for evaluating operating performance was Operating Income Before Amortization (“OIBA”), as
reported on our Form S-4 filed on November 1, 2011. Amortization of intangible assets and any related impairment, as well as stock-
based compensation expense and other items were excluded from OIBA. This non-GAAP financial measure is no longer being used by our management to measure operating performance and is only being shown to illustrate the financial impact as we convert to a new operating metric post Spin-Off.
Adjusted EBITDA is defined as operating income plus: (1) depreciation of property and equipment, including internal use software and website development; (2) amortization of intangible assets; (3) stock-based compensation; and (4) non-recurring expenses incurred to effect the Spin-Off during the nine months ended September 30, 2011.
The above items are excluded from our Adjusted EBITDA measure because these items are noncash in nature, or because the amount and timing of these items is either unpredictable, or not driven by core operating results and renders comparisons with prior periods and competitors less meaningful. We believe Adjusted EBITDA is a useful measure for analysts and investors to evaluate our future on-going performance as this measure allows a more meaningful comparison of our projected cash earnings and performance with our historical results from prior periods and to the results of our competitors. Moreover, our management uses this measure internally to evaluate the performance of our business as a whole. In addition, we believe that by excluding certain items, such as stock-based compensation and non-recurring expenses, Adjusted EBITDA corresponds more closely to the cash operating income generated from our business and allows investors to gain an understanding of the factors and trends affecting the ongoing cash earnings capabilities of our business, from which capital investments are made and debt is serviced.
Adjusted EBITDA has certain limitations in that it does not take into account the impact of certain expenses to our consolidated statements of operations. We endeavor to compensate for the limitation of the non-GAAP measures presented by also providing the comparable GAAP measure, GAAP financial statements, and descriptions of the reconciling items and adjustments, to derive the non-GAAP measure. However, Adjusted EBITDA should be considered in addition to results prepared in accordance with GAAP, but should not be considered as a substitute for, or superior to, GAAP measures. We present a reconciliation of this non-
GAAP financial measure to GAAP below

Appendix B: Adjusted EBITDA and OIBA Reconciliation
(in thousands) FY 2008 FY 2009 Q1 Q2 Q3 Q4 FY 2010 Q1 Q2 Q3
Adjusted EBITDA(1) 146,626 $     197,219 $     67,591 $          73,084 $    74,332 $    45,956 $     260,963 $     82,007 $     92,487 $     93,339 $
Depreciation (2) 5,022 9,330 2,589 3,089 3,425 3,768 12,871 4,102 4,514 4,630
OIBA (3) 141,604 $     187,889 $     65,002 $          69,995 $    70,907 $    42,188 $     248,092 $     77,905 $     87,973 $     88,709 $
Amortization of intangible assets 11,161 13,806 3,378 2,864 2,577 5,790 14,609 2,117 1,132 2,394
Stock-based compensation 5,560 5,905 2,167 1,554 1,730 1,732 7,183 2,474 1,968 2,036
Spin-off costs - - - - - - - - 1,054 2,211
GAAP Operating Income 124,883 $     168,178 $     59,457 $          65,577 $    66,600 $    34,666 $     226,300 $     73,314 $     83,819 $     82,068 $
Related-party interest income (expense), net (4,035) (978) (78) (70) (56) (37) (241) 98 217 212
Other, net (1,738) (660) (1,315) (1,359) 1,634 (604) (1,644) 965 457 (2,802)
Income before income taxes 119,110 166,540 58,064 64,148 68,178 34,025 224,415 74,377 84,493 79,478
Provision for income taxes 46,788 64,325 20,650 24,073 25,239 15,499 85,461 27,006 30,383 25,185
GAAP Net income 72,322 102,215 37,414 40,075 42,939 18,526 138,954 47,371 54,110 54,293
GAAP Net (income) loss attributable to noncontrolling interest 49 212 (41) (13) (27) (97) (178) (93) (46) 21
GAAP Net income attributable to TripAdvisor, Inc. 72,371 $       102,427 $     37,373 $          40,062 $    42,912 $    18,429 $     138,776 $     47,278 $     54,064 $     54,314 $
(1) Adjusted EBITDA is defined as operating income plus: (1) depreciation of property and equipment, including internal use software and website development;  (2) amortization of intangible assets; (3) stock-based compensation; and (4) non-recurring expenses incurred to effect the Spin-Off during the nine months ended September 30, 2011.
(2) Includes internal use software and website development.
(3) Our primary operating metric prior to the Spin-Off for evaluating operating performance was Operating Income Before Amortization (“OIBA”), as reported on our Form S-4 filed on November 1, 2011.
OIBA is defined as Operating income plus: (1) amortization of intangible assets and any related impairment; (2) stock-based compensation expense; and (3) non-recurring expenses incurred to effect the Spin-Off during the nine months ended September 30, 2011. This operating metric is no longer being used by our management to measure operating performance and is only being shown above to illustrate the financial impact as we convert to a new operating metric post Spin-Off.
2010 2011